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                         PACIFIC LIFE INSURANCE COMPANY
                      PACIFIC INNOVATIONS VARIABLE ANNUITY

                          SUPPLEMENT DATED MAY 5, 1999
                      TO THE PROSPECTUS DATED MAY 1, 1999

        The purpose of this supplement is to notify owners ("Contract Owners," "you" or "your") of Pacific Innovations Variable Annuity Contract (the "Variable Contracts"), as well as prospective investors, of a pending transaction, described below, that will affect your Variable Investment Options under the Variable Contracts. This transaction is referred to as a "substitution."

        Pacific Life Insurance Company ("Pacific Life") is the issuer of your Variable Contracts. Seven portfolios of Pacific Innovations Trust, a mutual fund, currently serve as the underlying investment vehicles for the Contracts. Pacific Life is applying to the Securities and Exchange Commission ("SEC") for regulatory approval to substitute portfolios of another mutual fund, Pacific Select Fund, for the portfolios of Pacific Innovations Trust. At the same time, Pacific Life would expand Investment Options for the Variable Contracts so that 17 Variable Investment Options would be available to you. After this and any other necessary regulatory approvals have been obtained, Pacific Life will send you more detailed information including comparative performance of the portfolios. Contract Owners are not being asked to take any action with respect to their investment in their Variable Contracts. This notice is for informational purposes only.

        In the substitution, shares of a Fund of Pacific Innovations Trust would be substituted with shares of a designated Portfolio of Pacific Select Fund that has similar investment policies, as set forth below:

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                                                                           Substituting
Pacific Innovations Fund Portfolios/Portfolio Manager    Pacific Select Fund Portfolios/Portfolio Manager
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
Money Market-Bank of America                              Money Market-Pacific Life
Managed Bond-Scudder Kemper Investments, Inc.             Managed Bond-Pacific Investment Management Co.
Capital Income-Bank of America                            Multi-Strategy-J.P. Morgan Investment Management, Inc.
Blue Chip-Bank of America                                 Equity-Goldman Sachs Asset Management
Mid-Cap Equity-Bank of America                            Growth LT-Janus Capital Corporation
Aggressive Growth-Bank of America                         Aggressive Equity-Alliance Capital Management LP
International-Wellington Management Company, LLP          International-Morgan Stanley Asset Management
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

        The substitution will change the mutual fund portfolios that serve as underlying investment vehicles for the Variable Contracts. Other than this, the actual terms of the Variable Contracts will not change. The Contract Value for any Variable Contract will be the same immediately after the substitution as it will be immediately before the substitution. In addition, it is expected that 10 additional Portfolios of Pacific Select Fund will be made available to you as

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underlying investment vehicles. For more detailed information about Pacific
Select Fund, please see the enclosed prospectus and keep it for your future reference. The prospectus contains information about the Portfolios of Pacific Select Fund, including their investment goals, primary investments, risks and performance.

General Description of the Proposed Substitution

     Currently, Subaccounts of Separate Account B, a segregated asset account of Pacific Life, hold the assets that support the Variable Investment Options under the Variable Contracts. Each Subaccount invests in a different Fund of Pacific Innovations Trust.

     If SEC and any other regulatory approvals are obtained, you will be sent a notice ("Substitution Notice") setting forth the scheduled effective date of the substitution. The Substitution Notice will also advise you that Contract Values allocated to the Variable Investment Options for investment in the Funds of Pacific Innovations Trust will be transferred to the substituting Portfolios of Pacific Select Fund on the scheduled effective date. The substitution will take place no sooner than 20 days after the mailing of the Substitution Notice. There can be no assurance that the SEC will approve the proposed substitution.

Reason for the Substitution

     Applications for the Variable Contracts previously were accepted by broker-dealers that were affiliates or closely related to Bank of America Corporation, which recently merged with NationsBank Corporation to form a new bank holding company called BankAmerica Corporation. Pacific Life has learned that these broker-dealers no longer intend to market the Variable Contracts. Without a source of incoming assets, Pacific Innovations Trust, which had $125.4 million in net assets as of December 31, 1998, may not grow. Without growth, expenses of the Pacific Innovations Trust would not likely decrease. Pacific Life currently helps subsidize Pacific Innovations Trust's expenses via a policy of reimbursement for certain expenses which exceed a certain limit, but would not continue to do so.

     Pacific Select Fund is a mutual fund with $8.7 billion in net assets as of December 31, 1998. It currently offers up to 17 different Portfolios for Pacific Life's variable annuity products.